UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2017

Texas Republic Capital Corporation
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

000-55621	45-5311713
(Commission File Number)	(IRS Employer Identification No.)

115 Wild Basin Road, Suite 306, Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

(512) 330-0099
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Texas Republic Capital Corporation held its 2017 Annual Meeting of Stockholders on May 9, 2017. The number of shares of common stock present at the Annual Meeting was 8,047,400 or 54.17% of the shares of common stock outstanding on March 31, 2017, the record date for the Annual Meeting. At the Annual Meeting, the following items were submitted to a vote of stockholders:

(1) All nominees were elected to serve on the Board of Directors pursuant to the following votes:

DIRECTOR	FOR	AGAINST	ABSTAIN
Gregg E. Zahn	8,047,400	0	0
Timothy R. Miller	8,047,400	0	0
William S. Lay	8,047,400	0	0
Charles R. Bailey	8,047,400	0	0
Steven D. Braley	8,047,400	0	0
David L. Cleavinger	8,047,400	0	0
Kenneth R. Davis	8,047,400	0	0
Patrick C. Green, III	8,045,400	2,000	0
J. Pete Laney	8,047,400	0	0
Adrian G. McDonald, Jr	8,047,400	0	0
Alvie Joe Mitchell, Jr.	8,047,400	0	0
J. Eric T. Sandberg, Jr.	8,047,400	0	0
Vernon R. Woelke	8,047,400	0	0

(2) To ratify the appointment of Kerber, Eck & Braeckel LLP, as Texas Republic Capital Corporation’s independent registered public accounting firm for the year ending December 31, 2017.

The Company’s shareholders ratified the appointment of Kerber, Eck & Braeckel LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The votes were cast as follows:

FOR	AGAINST	ABSTAIN
7,966,400	0	81,000

(3)  To approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

The Company’s shareholders approved the non-binding advisory resolution regarding the compensation of the Company’s named executive officers. The votes were cast as follows:

FOR	AGAINST	ABSTAIN
7,797,500	8,500	241,400

(4)  To approve a non-binding advisory resolution on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

The Company’s shareholders approved the non-binding advisory resolution regarding frequency of the advisory vote on the compensation of the Company’s named executive officers. The votes were cast as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
1,226,000	355,400	6,163,000	303,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REPUBLIC CAPITAL CORPORATION

Date: May 15, 2017	By:	/s/ Timothy R. Miller
Timothy R. Miller
President and Chief Executive Officer